EXHIBIT 10(x)

 [LOGO] STANHOME INC.

                                              February 6, 1998

 Mr. John J. Dur
 Stanhome Worldwide Direct Selling Group, Inc.
 Tour Confonca
 6, rue Jean Jaures
 92807 Puteaux
 FRANCE

 Dear John:

 Confirming our recent telephone conversations, we are amending your July 9, 1997 Agreement, as amended on November 13, 1997, to extend your Termination Date to March 31, 1998.

 All other terms of the Agreement remain as amended on November 13, 1997.

                                    Sincerely,

                                    /s/ Allan G. Keirstead

                                    Allan G. Keirstead

 AGK/nmd



 AGREED:

 /s/ John J. Dur
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 Feb. 16, 1998
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            (date)

 cc:  H. L. Tower